                             AMENDMENT NO. 3 TO THE
                     DELL COMPUTER CORPORATION 401(k) PLAN


         Pursuant to the authority of the Board of Directors of Dell Computer Corporation, and the provisions of Article XVI thereof, the Dell Computer Corporation 401(k) Plan is hereby amended, effective as of the dates specified herein, in the following respects only:

         (1) Article II, Section II.1, subsection (ww), is hereby amended, effective as of January 1, 1993, to read as follows:

                 "(ww)    "Rollover Contribution" shall mean a transfer or
         contribution to the Plan of all or a portion of an eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) from an Employee's trust described in section 401(a) of the Code that is exempt from tax under section 501(a) thereof or an annuity plan described in section 403(a) of the Code and any earnings thereon (whether such contribution is paid directly by the Employee, from such trust or annuity plan, or from an individual retirement account, individual retirement annuity, or retirement bond) in a manner which would constitute either an eligible rollover distribution within the meaning of section 402(c)(4) of the Code, a rollover contribution within the meaning of section 402(c)(5) or 408(d)(3)(A)(ii) of the Code, or a rollover amount within the meaning of section 403(a)(4) of the Code, or would constitute a direct trustee-to-trustee transfer, including a direct transfer within the meaning of Section 401(a)(31) of the Code. Notwithstanding the foregoing provisions of this Section, except as may be expressly authorized by the Administration Committee, no transfer to this Plan of an amount described in the immediately preceding sentence shall be permitted in the form of a direct trustee-to-trustee transfer if such amount is attributable, directly or indirectly, to a transfer from a defined benefit plan (within the meaning of section 414(j) of the Code), a defined contribution plan (within the meaning of section 414(i) of the Code) subject to the minimum funding standards of section 412 of the Code, or a defined contribution plan that is otherwise subject to Code sections 401(a)(11) and 417."

         (2) Article XI is hereby amended in its entirety, effective as of January 1, 1993, to read as follows:

                                  "ARTICLE XI
                                     LOANS

                 XI.1. Loans to Participants: Basic Terms and Limits. Within the following limits, and if and when the Administration Committee decides to permit Plan loans, the Administration Committee may authorize the Trustee to make a loan from the Plan to any Participant or Former Participant (for purposes of this Article XI only, collectively referred to as "Participant") who is either an Eligible Employee on the date on which the loan is made, or a 'party in interest', as such term is defined in Section 3(14) of the Act

         ("Party in Interest"), such loan, when added to the outstanding balance (as of the day before the date of such loan) of all other such loans to the Participant, not to exceed the lesser of:

                          (a) Fifty Thousand Dollars ($50,000), reduced by the excess, if any, of (i) the highest outstanding balance of loans to such Participant from the Plan during the twelve (12) consecutive month period ending on the day before the date such loan is made, over
         (ii) the outstanding balance of loans to such Participant from the Plan on the day before the date such loan is made, or

                          (b)     one-half (1/2) of the value of the
         Participant's Vested Accrued Benefit.

                 The limitation on the loans that may be made from this Plan shall be calculated to take into account the Participant's nonforfeitable benefits and loans under all plans of any entity with which the Employer must be aggregated for purposes of sections 414(b),
         (c), (m) or (o) of the Code, with all such plans to be treated as a single plan. For purposes of this Section 11.1, the value of a Participant's Vested Accrued Benefit shall be determined as of the Valuation Date coincident with or immediately preceding the date on which the loan is made.

                 Except as provided in the next sentence, each loan to a Participant shall by its terms require repayment within five (5) years from the date on which it is made. There need be, however, no five
         (5) year limit to any loan that is used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Participant. The reasonableness of the time specified in the preceding sentence shall be determined as of the date the loan is made, and loans to be used to acquire a dwelling unit as provided above shall in all events require repayment within a reasonable time. Notwithstanding the above, all loans, other than a loan outstanding to a Party in Interest, shall be accelerated and immediately due in full upon a Participant's termination of Service. All loans shall be made at interest rates then currently prevalent for loans from a commercial lending institution for a purpose similar to the purpose for which the loan is being made and shall be adequately secured. Except as may be allowed under regulations promulgated by the Secretary of the Treasury and uniformly applied by the Administration Committee, all loans shall be made on the basis of substantially level amortization over the term of the loan, with payments due not less frequently than quarterly. Loans, if made hereunder, shall be made available on a uniform and nondiscriminatory basis to all Participants who are either Eligible Employees on the date on which a loan is made, or Parties in Interest.

                 XI.2. Instruments and Security for Loans. Each loan hereunder shall be evidenced by a promissory note and secured by a security agreement, mortgage, deed of trust, or such other security instruments as the Administration Committee may require. All such instruments shall contain, in addition to the provisions specifically required by this Article XI, such repayment, default, and remedial terms as may be determined by the Administration Committee. Security for loans hereunder shall be provided by the pledge of all or a portion of a Participant's Vested Accrued Benefit and the pledge of such additional collateral, including a Participant's entire Vested Accrued Benefit, as the Administration Committee may require. Further, if because of a decrease in the value of a Participant's Vested Accrued Benefit, the Administration Committee believes a loan to be inadequately secured, it shall either require the Participant to post security in addition to the value of his Vested Accrued Benefit or demand accelerated, including immediate, payment of the loan. An assignment for security of a Participant's Vested Accrued Benefit shall be limited as provided in Section 14.6 hereof. The default provisions of the instruments relating to a loan shall provide that upon default a loan may be set off against the Participant's Accounts at the earliest time at which a distribution from the Plan is permitted. Solely for purposes of setting off account balances upon default of a Plan loan, pursuant to this Section 11.2, Employee Contributions (but not earnings thereon) and Rollover Contributions are deemed to be distributable at any time, and Employer Profit Sharing Contributions, Employer Matching Contributions, and earnings on Employee Contributions, Employer Profit Sharing Contributions and Employer Matching Contributions are deemed to be distributable when such funds have been allocated to the Participant's Account for at least two (2) years.

                 The Administration Committee shall provide for the repayment of the loan through payroll deduction over the term of the loan, and, if applicable, by payment by a Party in Interest to the Trust following such Participant's termination of Service.

                 Each promissory note and security instrument shall be delivered to the Trustee for the benefit of the Trust Fund. The amount borrowed by a Participant shall be considered an investment of the Trust Fund and shall be made by the Trustee from such Investment Fund or Funds or such combination thereof as is deemed appropriate by the Administration Committee, in its sole and absolute discretion.
         The interest on the loan shall be allocated to the appropriate Investment Fund or Funds and any losses incurred as a result of the making of the loan shall also be allocated to such Investment Fund or Funds. For purposes of allocating Trust earnings and losses pursuant to Section 6.3 or 6.4, the borrowing Participant's Account or Accounts shall not be decreased by the amount of the loan made to the Participant.

                 XI.3. Payment of Expenses. If a Participant's application for a loan is approved, the Participant shall be required to pay all reasonable and necessary expenses incurred in the making and administration of the loan, including, but not limited to, attorney's fees. The amount to be paid shall be determined by the Administration Committee and shall be paid at the time and in the form prescribed thereby."

         (3) Article VIII, Section VIII.5, is hereby amended, effective as of January 1, 1993, to read as follows:

                 "VIII.5. Lump Sum Cashout and Special Limitation on Involuntary Payment of Benefits. Notwithstanding the foregoing provisions of this Article VIII, upon termination of a Participant's Service (regardless of the reason for such termination), the Administration Committee shall direct the Trustee to distribute the Participant's Vested Accrued Benefit (provided that such Vested Accrued Benefits does not exceed $3,500), including a deemed distribution of $0, to the Participant or the Participant's Beneficiary in a lump sum as soon as is administratively feasible after the Valuation Date next following the Participant's termination of Service, but in no event earlier than the Valuation Date next following the Administration Committee's receipt of such Participant's election of a direct rollover, as provided in Section 8.12 hereof or, if no election is timely made, after lapse of the waiting period set forth in Section 1.402(c)-2T, Q&A-13 of the Treasury Regulations. If upon termination of a Participant's Service for any reason other than death the then value of the Participant's Vested Accrued Benefit exceeds $3,500, no distribution of the Participant's Vested Accrued Benefit to the Participant may occur prior to the Participant's attainment of age sixty-five (65) unless the Participant files with the Administration Committee, within the time period and in the manner prescribed by the Administration Committee, a written request for the payment of his Vested Accrued Benefit, such request expressly to consent to the payment. If the Participant timely files such a request, the Committee shall direct the Trustee to pay such amount to the Participant as soon as administratively feasible after the Valuation Date next following the Administration Committee's receipt of such request. Upon the Participant's death after termination of Service, payment of the Participant's Accrued Benefit shall be made in accordance with Section 8.1(c)."

         (4) Article VIII shall be amended, effective as of January 1, 1993, to add Article VIII.12, to read as follows:

                 "VIII.12.        Direct Rollover of Eligible Rollover
         Distributions: An individual who is entitled to a benefit hereunder, the distribution of which would qualify as an eligible rollover distribution (as defined in Section 401(a)(31)(C) of the Code) may, in lieu of receiving any payment or payments from the Plan, direct the Trustee to transfer all of such payment or payments (or any portion thereof in excess of $500) directly to the trustee of an eligible retirement plan (as defined in Section 401(a)(31)(D) of the Code). Such election must be made on a form provided by the Administration Committee for that purpose and received by the Administration Committee no later than ten (10) business days prior to the Valuation Date immediately preceding the date of distribution. An election which is made hereunder with respect to one payment in a series of periodic payments shall apply to all subsequent payments in that series, unless the distributee revokes such election. Any election made pursuant to this Section 8.12 may be revoked at any time prior to the date which is ten (10) business days prior to the Valuation Date immediately preceding the date of distribution. If an individual who is so entitled has not elected a direct rollover within the time and in the manner set forth above, such distributee shall be deemed to have affirmatively waived a direct rollover. A distributee who wishes to elect a direct rollover shall provide to the Administration Committee, within the time and in the manner prescribed by the Administration Committee, such information as the Administration Committee shall reasonably request regarding the eligible retirement plan to which the payment or payments are to be transferred. The Administration Committee shall be entitled to rely on the information so provided, and shall not be required to independently verify such information. The Administration Committee shall be entitled to delay the transfer of any payment or payments pursuant to this Section 8.12 until it has received all of the information which it has requested in accordance with this Section 8.12. The provisions of this Section 8.12 shall not apply to any distribution in an amount which the Administration Committee reasonably anticipates to total less than $200 during a calendar year."

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. 3 to the Dell Computer Corporation 401(k) Plan, the Company has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this _____ day of _____________, 1993.


                                         DELL COMPUTER CORPORATION



                                          By:_________________________________

ATTEST:



__________________________________
                           (Title)

STATE OF TEXAS            )
                          )
COUNTY OF TRAVIS          )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this _____ day of ________________, 1993, personally appeared ___________________, to me known to be the identical person who subscribed the name of DELL COMPUTER CORPORATION, as its ___________________, to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.



                                        _________________________________
                                             Notary Public in and for
                                                the State of Texas

My Commission Expires:


____________________________

                             AMENDMENT NO. 4 TO THE
                     DELL COMPUTER CORPORATION 401(k) PLAN


Pursuant to the authority of the Board of Directors of Dell Computer Corporation, and the provisions of Article XVI thereof, the Dell Computer Corporation 401(k) Plan is hereby amended effective as of May 1, except as otherwise specifically designated below, in the following respects only:

        (1) Article II, Section II.1, subsection (h), is hereby amended to read as follows:

                "(h)     'Allocation Period' shall mean each period beginning
        with the first day of each calendar quarter and ending with the last day of such calendar quarter."


        (2) Article II, Section II.1, subsection (w), is hereby deleted in its entirety.


        (3) Article II, Section II.1, subsection (pp) is hereby amended to read as follows:

                "(pp)    'Plan Entry Date' shall mean the first day of each
        month of each Plan Year."


        (4) Article II, Section II.1, subsection (ccc) is hereby amended to read as follows:

                "(ccc)   'Valuation Date' shall mean each day of the Plan Year."

        (5) Article III, Section III.1, is hereby amended, effective as of July 1, 1994, to read as follows:

                "III.1. Eligibility. Each Eligible Employee may become a Participant in the Plan on the Plan Entry Date (if he is employed on that date) that coincides with or immediately follows the date upon which he completes ninety (90) days of Eligibility Service."

        (6) Article III, Section III.2, subsection (a), is hereby amended, effective as of July 1, 1994, to read as follows:

                "(a)     General.  For purposes of determining an Employee's
        eligibility to participate in the Plan, except as provided in Section 3.2(b) below, an Employee shall be credited with ninety (90) days of Eligibility Service as of the last day of the period (not exceeding 12 consecutive months and beginning with the Employee's Employment Commencement Date (the 'initial computation period')) during which he completes not less than two hundred fifty (250) Hours of Service in ninety (90) consecutive days within the initial computation period. Thereafter, an Employee shall be given credit for ninety (90) days of Eligibility Service as of the last day of the period (not exceeding 12 consecutive months and beginning on the first day of each Plan Year) in each Plan Year (beginning with the Plan Year in which the initial computation period ends) during which he completes not less than two hundred fifty (250) Hours of Service in ninety (90) consecutive days within the period."


        (7) Article III, Section III.3, subsection (b), is hereby amended, effective as of July 1, 1994, to read as follows:

                "(b)     If he was not a Participant prior to his separation
        from Service, on the later of (1) the first Plan Entry Date after he has completed ninety (90) days of Eligibility Service, taking into account, where relevant, any prior Service, or (2) his reemployment commencement date."


        (8) Article V, Section V.1, subsection (b), is hereby amended to read as follows:

                "(b)     Each Eligible Employee who becomes eligible or who at
        a given time is about to become eligible to participate in the Plan shall elect in writing, at such time and in such form as the Administration Committee shall in its sole and absolute discretion determine, to defer the receipt of a portion of his Considered Compensation or to receive his entire Considered Compensation in cash. The initial election by an Eligible Employee to defer the receipt of a portion of his Considered Compensation shall become effective as of the first Plan Entry Date that such Eligible Employee is eligible to participate in the Plan pursuant to Section 3.1 provided that a timely election to defer a portion of his Considered Compensation is filed with the Administration Committee. If such initial election is not filed in a timely manner, the Eligible Employee may elect to defer a portion of his Considered Compensation effective as of the first day of any subsequent Plan Entry Date, provided that a timely election to defer is filed with the Administration Committee.

                A Participant who has previously elected to defer the receipt of a portion of his Considered Compensation pursuant to this Section 5.1 may elect to change the amount of the deferral of his Considered Compensation as of any Plan Entry Date following his previous election, provided a written notice of the change in election is delivered to the Administration Committee at such time and in the form prescribed by the Administration Committee. A Participant who has previously elected to defer the receipt of a portion of his Considered Compensation pursuant to this Section 5.1 may at any time elect in writing on the form prescribed by the Administration Committee to begin receiving his entire Considered Compensation in cash, and such election shall become effective as of the first day of any payroll period the Administration Committee determines to be administratively convenient, but in no event later than forty-five (45) days following the Administration Committee's receipt of such election."


        (9) Article V, Section V.2, subsection (c)(3), is hereby deleted in its entirety, effective as of January 1, 1992.


        (10) Article V, Section V.5, is hereby deleted in its entirety, effective as of January 1, 1992.


        (11)    Article V, Section V.7, is hereby amended to read as follows:

                "V.7.    Investment of Contributions.  Each Participant may
        make such elections by filing an election form with the Administration Committee in the form prescribed by it, upon becoming a Participant. Such elections may be changed, with respect to future eligible contributions, on any Valuation Date by properly completing and filing an election with the Administration Committee within the time period prior to such date established by the Administration Committee."


        (12)    Article V, Section V.8, is hereby amended to read as follows:

                "V.8.    Investment Transfers.  Subject to all of the other
        provisions herein contained, and any special rules adopted by the Administration Committee with respect to certain Investment Funds which, by their nature, require special treatment or are subject to particular restrictions, each Participant may elect as of each Valuation Date to have all or a part of his assets in any or all of the Investment Fund(s) transferred to any one or more other Investment Fund(s), by properly completing and filing an election form with the Administration Committee within the time period prior to such date established by the Administration Committee."

       (13) Article VI, Section VI.1, is hereby amended, effective as of January 1, 1992, to read as follows:

               "VI.1.   Participant's Accounts.  The Administration Committee
       shall establish for each Participant one or more of the Accounts described in Section 2.1(a), as appropriate, to which shall be allocated the proper Employer contributions and, if applicable, Rollover Contributions, together with the income, gain, and losses allocable thereto and less the distributions therefrom. The establishment of separate Accounts shall not require a segregation of the Trust assets."


       (14)    Article VI, Section VI.5, is hereby amended to read as follows:

               "VI.5.   Allocation of Employer Contributions.  Subject to the
       limitations of Section 6.10, with respect to Employer Salary Reduction Contributions, as of each Valuation Date and for the period preceding such Valuation Date; with respect to Employer Matching Contributions, as of the last Valuation Date for each calendar quarter and for the Allocation Period preceding such Valuation Date; and with respect to all other Employer contributions, as of the last Valuation Date for each
       Plan Year and for the Plan Year preceding such   Valuation Date, the
       Administration Committee shall:

                        (a) First, determine the aggregate limitation prescribed by Section 6.10 for all Participants entitled to share in the allocation of Employer contributions for the Limitation Year ending within the Plan Year.

                        (b) Next, as of each Valuation Date allocate for the period preceding such Valuation Date to each Participant's Employer Salary Reduction Contribution Account the total
               Employer Salary Reduction Contributions for such period that equals the amount by which the Participant has elected, in accordance with Section 5.1, to defer a portion of his Considered Compensation during such period and, if an election is made by the Administration Committee pursuant to Section 2.1(d), so much of the Employer Matching Contributions for the period as may be designated by the Administration Committee in its sole and absolute discretion, to be allocated as provided in
               Section 6.5(c) below; provided that the amount of Employer
               Salary Reduction Contribution allocated to a Participant's Employer Salary Reduction Account for a given Limitation Year shall not exceed fifteen percent (15%) of the Participant's Considered Compensation for the Limitation Year.


                        (c) Next, as of the last Valuation Date for each Allocation Period, for each Participant who (i) was employed by an Employer or

                 Related Employer on such Valuation Date (or failed to be so employed due to death, disability, or retirement), and (ii) authorized Employer Salary Reduction Contributions during such Allocation Period equal to at least one percent (1%) of such Participant's Considered Compensation during such Allocation Period, allocate, for the Allocation Period, to each such Participant's Employer Matching Contribution Account (or, pursuant to a special election by the Administration Committee under Section 2.1(d), Employer Salary Reduction Contribution Account) a portion of the total Employer Matching Contributions for such Plan Year that equals fifty percent (50%) of the first six percent (6%) of such Participant's Considered Compensation which was allocated to the Participant's Employer Salary Reduction Contribution Account pursuant to Section 6.5(b) for the Allocation Period; provided that the amount allocated to the Employer Matching Contribution Account of a Highly Compensated Employee for a given Plan Year shall be subject to the limitations of Section
                 4.5 and to the election of the Administration Committee pursuant to Section 2.1(d).

                           (d) Next, as of the last Valuation Date for each Plan Year, allocate, for the Plan Year preceding such Valuation Date, Employer Profit Sharing Contributions among the Employer Profit Sharing Contribution Accounts of Participants who both
                 (i) during the Plan Year completed one year of Vesting
                 Service, or who terminated employment with the Employer during the Plan Year by reason of death, disability, or retirement, and (ii) were employed by an Employer on the last day of the Plan Year (or who failed to be so employed by reason of death, disability, or retirement), such allocation to be pro rata according to the ratio that each such Participant's Considered Compensation for the Plan Year bears to the Considered Compensation of all Participants entitled to such allocation of the Employer Profit Sharing Contribution for such Plan
                 Year.

                           (e)     (1)      Next, as of the last Valuation Date
                 for each Plan Year for which an Employer Nonelective Contribution is made, allocate, for the Plan Year preceding such Valuation Date, to the Employer Salary Reduction Contribution Account of each non-Highly Compensated Employee Participant indicated in Section 6.5(e)(2), a portion of the total Employer Nonelective Contribution, such allocation to be pro rata according to the ratio that each such Participant's Considered Compensation for the Plan Year bears to the Considered Compensation of all Participants entitled to such allocation of the Employer Nonelective Contribution for such Plan Year.

                                 (2)      Participants to Whom Employer
        Nonelective Contributions Shall be Allocated. The Employer Nonelective Contributions for any Plan Year shall be allocated among and credited to the Employer Salary Reduction Contribution Accounts of Eligible Employees who were not Highly Compensated Employees and:

                                 (A)      who have satisfied the requirements
                 of Article III prior to or during the Plan Year, complete 1,000 Hours of Service during the Plan Year, and are Participants on the last day of such Plan Year; provided, however, that any Employee who was a Participant during the Plan Year, who terminated employment with the Employer, and who, immediately thereafter, commenced employment with a Related Employer shall be eligible for an allocation of Employer Nonelective Contributions in such year, provided that such Employee (i) completes at least 1,000 Hours of Service during the Plan Year (aggregating his Service with the Employer and the Related Employer) and (ii) is employed by the Related Employer on the last day of the Plan Year.

                                 (B)      who were on Leave of Absence on the
                 Valuation Date and who received Compensation from the Employer during the Plan Year; or

                                 (C)      who died, retired, or became
                 permanently disabled during the Plan Year and who received Compensation from the Employer during that year.

                 (f)     Notwithstanding the foregoing provisions of this
        Section 6.5, the allocations for any Participant shall not exceed the amount determined pursuant to Section 6.10. If after the allocations provided for above in this Section 6.5 any Employer contributions remain unallocated, such remainder shall be held in a suspense account and used to reduce Employer Nonelective Contributions, Employer Matching Contributions, and/or Employer Profit Sharing Contributions in the following Plan Year(s)."


        (15)    Article VI, Section VI.6, is hereby amended to read as follows:

                "VI.6.   Dates Contributions Considered Made.  For purposes of
        this Article VI, the Employer Nonelective Contributions and Employer Profit Sharing Contributions, but not the Employer Salary Reduction Contributions or Employer Matching Contributions, under the Plan for any Plan Year shall be considered to have been made on the last day of that year, regardless of when paid to the Trustee. Employer Salary Reduction Contributions shall be considered to have been made as of the Valuation Date on which such Contributions are paid to the Trustee. Employer Matching Contributions and Rollover Contributions under the Plan for any Plan Year shall be considered to have been made on the Valuation Date falling on the last day of the Allocation Period in which the Rollover Contribution was made or to which the Participant elections pursuant to Section 5.1(a) giving rise to the Employer Matching Contributions relate."


        (16)    Article VI, Section VI.7, is hereby amended to read as follows:

                "VI.7.   Valuation.  Within a reasonable time after the last
        day of each calendar quarter, the Trustee shall prepare or cause to be prepared a statement of the condition of the Trust Fund, setting forth all investments, receipts, and disbursements, and other transactions effected by it during the Allocation Period ending on such day, and showing all the assets of the Trust Fund and the cost and fair market value thereof. This statement shall be delivered to the Administration Committee. The Administration Committee shall then cause to be prepared, and shall deliver, as soon as administratively practicable, to each Participant a report disclosing the status of his Accounts in the Trust as of the last Valuation Date that occurs in each Plan Year. The Trustee's determination of the fair market value of the assets of the Trust Fund and the Administration Committee's charges or credits to Accounts shall be final and conclusive on all persons ever interested hereunder, subject to Section 13.11 hereof."

        (17)    Article VI, Section VI.8, is hereby amended to read as follows:

                "VI.8.   Special Valuation.  While it is contemplated that the
        Trust Fund will be valued by the Trustee and allocations made only on the applicable Valuation Date, should it be necessary to make distributions under the provisions hereof, and the Administration Committee, in good faith, determines that, because of: (a) an extraordinary change in general economic conditions, (b) the occurrence of some casualty radically affecting the value of the Trust Fund or a substantial part thereof, or (c) an abnormal fluctuation in the value of the Trust Fund has occurred since the last applicable Valuation Date, the Administration Committee may, in its sole discretion, to prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, cause a revaluation of the Trust Fund to be made and a reallocation of the interests therein as of the date the payee's right of distribution becomes fixed. The Administration Committee's determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder, subject to Section 13.11 hereof."

        (18) Article VII, Section VII.1, is hereby amended to read as follows:

                "VII.1. Normal Retirement. A Participant's Normal Retirement Date is the date he attains age sixty-five (65). A Participant who remains in the Service of the Employer after attaining his Normal Retirement Date shall continue to participate in Employer contributions until the date of his actual retirement. Upon termination of a Participant's Service for any reason at or after attaining his Normal Retirement Date, his Accrued Benefit shall be fully vested and nonforfeitable, and the Administration Committee shall direct the Trustee to make payment of the full value of the Participant's Accrued Benefit to him at such times and in such manner as provided in Article VIII hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which immediately precedes the date of distribution. However, if Employer contributions are allocated to the Participant's Accounts after such Valuation Date, then the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations."


        (19) Article VII, Section VII.2, is hereby amended to read as follows:

                "VII.2.     Termination of Plan or Sale of Employer.  Upon (i)
        termination of this Plan without establishment of a successor plan,
        (ii) the sale by an Employer or Related Employer of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by such Employer or Related Employer in a trade or business with respect to a Participant who continues employment with the corporation acquiring such assets, or (iii) the sale by an Employer (or a Related Employer) of the Employer's (or Related Employer's) interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) with respect to a Participant who continues employment with such subsidiary, the affected Participant's Accrued Benefit shall be fully vested and nonforfeitable, and the Trustees shall make payment of the full value of each such Participant's Accrued Benefit to him at such time and in such manner as provided in Article VIII hereof. The value of the Participant's Accrued Benefit shall be determined as of the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which immediately precedes the date of distribution. However, if Employer contributions are allocated to the Participant's Accounts after such Valuation Date, the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations."


        (20) Article VII, Section VII.3, is hereby amended to read as follows:

                "VII.3.   Disability.  A Participant who becomes permanently
        disabled shall be fully vested in his Accrued Benefit and shall have the full value of such

        Accrued Benefit paid to him at such times and in such manner as provided in Article VIII hereof. The value of a disabled Participant's Accrued Benefit shall be determined as of the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which immediately precedes the date of distribution. However, if Employer contributions are allocated to the Participant's Accounts after such Valuation Date, then the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations.

                A Participant is permanently disabled when the Administration Committee determines, in its sole and absolute discretion, that the Participant has become totally and permanently disabled and unable to engage in any occupation for wage or profit. The Administration Committee may require a Participant to submit to a medical examination in order to confirm disability. The Administration Committee shall apply the provisions of this Section 7.3 in a non-discriminatory, consistent and uniform manner."


        (21) Article VII, Section VII.4, is hereby amended to read as follows:

                "VII.4.   Death.  Upon the death of a Participant, his Accounts
        shall become fully vested and the Participant's Accrued Benefit, determined as of the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which immediately precedes the date of distribution, shall be paid to the Participant's Beneficiary at such time and in such manner as provided in Article VIII. However, if Employer contributions are allocated to the Participant's Accounts after such Valuation Date, then the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations."


        (22) Article VII, Section VII.5, is hereby amended to read as follows:

                "VII.5.   Termination of Service Prior to Normal Retirement
        Date. If a Participant's employment terminates prior to his Normal Retirement Date for any reason other than death, an event referred to in Section 7.2, or permanent disability, the portion of such Participant's Employer Matching Contribution Account and Employer Profit Sharing Contribution Account that shall be deemed to be part of the Participant's Vested Accrued Benefit shall be determined according to the following schedule:

                                                               Percent Deemed
                  Years of Vesting Service                          Vested
                  ------------------------                     -------------
                  Less than 1 year                                      0%
                  1 year but less than 2                                0%
                  2 years but less than 3                               0%
                  3 years but less than 4                              20%
                  4 years but less than 5                              40%
                  5 years but less than 6                              60%
                  6 years but less than 7                              80%
                  7 years or more                                     100%

                  A Participant shall be 100% vested at all times in that portion of his Accrued Benefit attributable to his Employer Salary Reduction Contribution Account, and, if applicable, Rollover Contribution Account.

                  The value of a Participant's Vested Accrued Benefit shall be determined as of the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which immediately precedes the date payment of such Participant's Vested Accrued Benefit commences. Such payment shall be made at such times and in such manner as provided in Article VIII. However, if Employer contributions are allocated to the Participant's Accounts after such Valuation Date, the value of the Participant's Accrued Benefit shall be adjusted to reflect such additional allocations."


        (23) Article VIII, Section VIII.1, subsection (a), is hereby amended to read as follows:

                "(a)      Normal Retirement.  In the event of normal
        retirement, within the meaning of Section 7.1 hereof, payment of a Participant's Accrued Benefit shall commence as soon as administratively feasible after the date that the Participant's benefit is approved for payment in accordance with Section 14.10 hereof."


        (24) Article VIII, Section VIII.1, subsection (b), is hereby amended to read as follows:

                "(b)      Termination of Plan or Sale of Employer.  In the case
        of an event described in Section 7.2, payment to a Participant of his Accrued Benefit, or a direct trust-to-trust transfer, as appropriate, shall commence, subject to the restrictions of Section 8.5, as soon as administratively feasible after the date that coincides with or next follows the later of (i) the procurement of any Internal Revenue Service approval or determination that the Trustees deem appropriate, and (ii) the completion of any process or negotiation determined by the Trustees to be in the best interests of the Plan Participants and Beneficiaries."

        (24) Article VIII, Section VIII.1, subsection (c), is hereby amended to read as follows:

                "(c)      Death or Disability.  In the event of death or
        permanent disability, except in the case of a distribution deferred pursuant to Section 8.5, payment of the Participant's Accrued Benefit shall commence as soon as administratively feasible after the date that coincides with or next follows receipt by the Administration Committee of proof of death, or after the determination by the Administration Committee that permanent disability exists. Notwithstanding these provisions, in the event of the death of a Participant in which his spouse is named as the Beneficiary to the Participant's Accrued Benefit, payment shall commence at such time as requested by said spouse or, if sooner, at the time the Participant would have otherwise reached his Normal Retirement Date."


        (25) Article VIII, Section VIII.3, is hereby amended to read as follows:

                "VIII.3.   Methods of Payment at the Required Commencement
        Date. Notwithstanding anything to the contrary herein, in the event distribution of a Participant's benefits upon the Required Commencement Date is required to be made or commence to be made to the Participant (but not his Beneficiary) pursuant to Section 8.1(e) while the Participant is still employed by an Employer, the Trustee shall make payment to the Participant of his Accrued Benefit under one (1) or more of the following methods, as elected by the Participant:

                           (a)   By payment in a lump sum.

                           (b) By payment in equal semi-annual or quarterly installments, over such period of time as the Participant shall elect, except that the total payment for each year shall in no event be less than an amount sufficient to cause the aggregate Accounts involved to be paid in full not later than the earlier of (i) ten (10) years after the Participant shall have become entitled to receive benefits therefrom, or (ii) the life expectancy of the Participant. Contributions and earnings allocated to the Participant's Accounts after commencement of the installment payments shall be paid out in equal semi-annual or quarterly installments, over the remaining installment period. Upon the death or retirement of the Participant, unless agreed to otherwise by both the Participant or Beneficiary and the Administration Committee, the balance of the Participant's Accrued Benefit shall be paid out in a single lump sum as soon as administratively feasible.

                Notwithstanding the preceding provisions, the payment of benefits in the form of a life annuity or joint and survivor annuity shall not be permitted."

        (26) Article VIII, Section VIII.5, is hereby amended to read as follows:

                "VIII.5.   Lump Sum Cashout and Special Limitation on
        Involuntary Payment of Benefits. Notwithstanding the foregoing provisions of this Article VIII, if upon termination of a Participant's Service the value of the Participant's Vested Accrued Benefit does not exceed $3,500, the Administration Committee shall direct the Trustee to distribute the value of the Participant's Vested Accrued Benefit (including a deemed distribution of $0) to the Participant or the Participant's Beneficiary in a lump sum as soon as is administratively feasible after the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which coincides with or next follows termination of the Participant's Service, regardless of the reason for such termination (provided that, at the time of such distribution, the value of such Vested Accrued Benefit does not exceed $3,500). If upon termination of a Participant's Service for any reason other than death the then value of the Participant's Vested Accrued Benefit exceeds $3,500, no distribution of the Participant's Vested Accrued Benefit to the Participant may occur prior to the Participant's attainment of age sixty-five (65) unless the Participant files with the Administration Committee a written request for the payment of his Vested Accrued Benefit, such request expressly to consent to the payment. If the Participant files such a request the Committee shall direct the Trustee so to pay such amount to the Participant as soon as administratively feasible after the Valuation Date each month designated by the Administration Committee for the purpose of valuing distributions and which coincides with or next follows the request. Upon the Participant's death after termination of Service, payment of the Participant's Accrued Benefit shall be made in accordance with Section 8.1(c)."


        (27) The second paragraph of Article X, Section X.2, is hereby amended, effective as of January 1, 1992, to read as follows:

                "For the purposes of this Section 10.2, 'hardship' shall exist if a withdrawal is necessary in light of immediate and heavy financial needs of the Participant. Subject to the limitations stated herein, any amount withdrawn shall be deemed withdrawn first from the Participant's Rollover Contribution Account, next from the Participant's Employer Profit Sharing Contribution Account, next from the Participant's Employer Matching Contribution Account, and finally, from the Participant's Employer Salary Reduction Contribution Account, and no amount shall be deemed withdrawn from any subsequently listed Account until the prior listed Accounts have been exhausted in full. The Participant must request a withdrawal by written request delivered to the Administration Committee. The Participant must submit such proof of his hardship as the Administration Committee may in its sole and absolute discretion require. The Administration Committee, in its sole discretion, shall make the determination of the existence of financial hardship and the amount required to be withdrawn to meet the need created by the hardship. Such determination is to be made in a uniform and nondiscriminatory manner."


        (28)    Article XI, Section XI.2, is hereby amended to read as follows:

                "XI.2.     Instruments and Security for Loans.  Each loan
        hereunder shall be evidenced by a promissory note and secured by a security agreement, mortgage, deed of trust, or such other security instruments as the Administration Committee may require. All such instruments shall contain, in addition to the provisions specifically required by this Article XI, such repayment, default, and remedial terms as may be determined by the Administration Committee. Security for loans hereunder shall be provided by the pledge of all or a portion of a Participant's Vested Accrued Benefit and the pledge of such additional collateral, including a Participant's entire Vested Accrued Benefit, as the Administration Committee may require. Further, if because of a decrease in the value of a Participant's Vested Accrued Benefit, the Administration Committee believes a loan to be inadequately secured, it shall either require the Participant to post security in addition to the value of his Vested Accrued Benefit or demand accelerated, including immediate, payment of the loan. An assignment for security of a Participant's Vested Accrued Benefit shall be limited as provided in Section 14.6 hereof. The default provisions of the instruments relating to a loan shall provide that upon default a loan may be set off against the Participant's Accounts at the earliest time at which a distribution from the Plan is permitted. Solely for purposes of setting off account balances upon default of a Plan loan, pursuant to this Section 11.2, Rollover Contributions and earnings thereon are deemed to be distributable at any time, and Employer Profit Sharing Contributions, Employer Matching Contributions, and earnings thereon are deemed to be distributable when such funds have been allocated to the Participant's Account for at least two (2) years.

                The Administration Committee shall provide for the repayment of the loan through payroll deduction over the term of the loan, and, if applicable, by payment by a Party in Interest to the Trust following such Participant's termination of Service.

                Each promissory note and security instrument shall be delivered to the Trustee for the benefit of the borrowing Participant's Accounts. The amount borrowed by a Participant shall be considered an investment of such Participant's Accounts and shall be made by the Trustees pro rata from the Investment Fund or Funds in which such Participant's Accounts are invested. The interest on the loan shall be allocated pro rata to the Investment Fund or Funds in which such Participant's Accounts are invested and any losses incurred as a result of the making of the loan shall also be allocated to such Investment Fund or Funds. For purposes of allocating Trust earnings and losses pursuant to
        Section 6.3 or 6.4, the
        borrowing Participant's Account or Accounts shall be decreased by the amount of the loan made to the Participant."


        (29) Article XVI, Section XVI.1, is hereby amended to read as follows:

                "XVI.1.    Discontinuance.  The Company shall have the right,
        at any time, without prior notice and without cause, to suspend or discontinue its contributions under the Plan by resolution of its board of directors."


        (30) Article XVI, Section XVI.2, is hereby amended to read as follows:

                "XVI.2.  Amendment.   The Company shall have the right at any
        time and from time to time, without prior notice and without cause, to amend the Plan by resolution of its board of directors in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) the Plan and Trust under the provisions of Code
        Section 401(a) and to amend the Plan in any other manner, provided no amendment shall:

                         (a) Except as provided for in Section 4.6, authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

                         (b) Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer;

                         (c) Increase duties or responsibilities of the Trustee or the Committees without the written consent of the affected Trustee or the affected member or members of the Administration or Investment Committee."

                The Company shall make all amendments in writing. Each amendment shall state the date to which it is either retroactively or prospectively effective."


        (31) Article XVI, Section XVI.3, is hereby amended to read as follows:

                "XVI.3. Termination. The Company shall have the right, without prior notice and without cause, to termination the Plan at any time by resolution of its board of directors. The Plan shall terminate upon the first to occur of the following:

                         (a)   The date terminated by action of the Company; or

                         (b) The dissolution, merger, consolidation, or reorganization of the Company or the sale by the Company of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall be substituted as the Company under this Plan."


        (32) Article II, Section II.1, subsection (a), is hereby amended to delete paragraph (5) in its entirety.


        (33) Article II, Section II.1, subsection (p), the last paragraph, is hereby amended, effective as of January 1, 1994, to read as follows:

                "For Plan Years beginning after December 31, 1993, Compensation in excess of the amount set forth in Section 401(a)(17)(A) of the Code (as adjusted by the Secretary of the Treasury for increases in the cost of living at the time and in the manner set forth in Section 401(a)(17)(B) of the Code) shall be disregarded."


        (34) Article II, Section II.1, subsection (q), paragraph (2), is hereby amended, effective as of January 1, 1994, to read as follows:

                "(2) Notwithstanding the above, Considered Compensation shall only include amounts actually paid an Employee during the period he is a Participant for services performed as an Eligible Employee. For Plan Years beginning after December 31, 1993, Considered Compensation in excess of the amount set forth in Section 401(a)(17)(A) of the Code (as adjusted by the Secretary of the Treasury for increases in the cost of living at the time and in the manner set forth in Section 401(a)(17)(B) of the Code) shall be disregarded."

                IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. 4 to the Dell
Computer Corporation 401(k) Plan, the Company has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this _____ day of _________________, 1994.




                                        DELL COMPUTER CORPORATION



                                        By:________________________________


ATTEST:



_________________________________
                          (Title)

STATE OF TEXAS            )
                          )
COUNTY OF TRAVIS          )

        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this ________ day of __________________, 1994, personally appeared _______________________________________, to me known to be the identical person who subscribed the name of Dell Computer Corporation, as its _________________, to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.





                                              ________________________________
                                                   Notary Public in and for
                                                      the State of Texas


My Commission Expires:

______________________

                            AMENDMENT NO. 5 TO THE
                    DELL COMPUTER CORPORATION 401(k) PLAN


         Pursuant to the authority of the Board of Directors of Dell Computer Corporation, and the provisions of Article XVI thereof, the Dell Computer Corporation 401(k) Plan is hereby amended effective as of January 1, 1992, in the following respects only:

                 Article II, Section II.1, subsection (a)(5), is hereby deleted in its entirety. No Employer Salary Reduction Contributions have ever been recharacterized as Employee Contributions.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. 5 to the Dell Computer Corporation 401(k) Plan, the Company has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this _____ day of _________________, 1994.





                                        DELL COMPUTER CORPORATION



                                        By:_______________________________




ATTEST:


_________________________
                  (Title)

STATE OF TEXAS            )
                          )
COUNTY OF TRAVIS          )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this _____ day of _______________, 1994, personally appeared ________________________, to me known to be the identical person who subscribed the name of Dell Computer Corporation, as its ____________, to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.





                                        ____________________________________
                                                Notary Public in and for
                                                  the State of Texas




My Commission Expires:

______________________

                             AMENDMENT NO. 6 TO THE
                     DELL COMPUTER CORPORATION 401(k) PLAN


         Pursuant to the authority of the Board of Directors of Dell Computer Corporation and the provisions of Article XVI thereof, the Dell Computer Corporation 401(k) Plan is hereby amended, effective as of January 1, 1995, in the following respects only:

         (1) Article IV, Section 4.1(b), is hereby amended to read as follows:

                 "An Employer Matching Contribution in an amount determined by the board of directors of the Employer in its sole and absolute discretion, subject to the limitations of Section 4.5, which is equal to a specified uniform percentage of each Participant's Considered Compensation that such Participant elects to defer pursuant to Section 5.1(a) (and that is not subsequently distributed pursuant to Sections
         5.2 or 5.3)."


         (2) The first paragraph of Article V, Section 5.6, is hereby amended to read as follows:

                 "V.6.    Investment Options.  After 'Investment Fund(s)' are
         established, each Participant shall designate, in such minimum percentages or amounts as may be prescribed by the Administration Committee, the Investment Fund(s) in which all Account balances, other than Employer Matching Contribution Account balances (which shall be invested solely by the Employer), are to be invested; provided, however, that only Employer Matching Contribution Account Balances may be invested in the Employer Stock Fund and a Participant shall not be permitted to direct the investment of any amount into the Employer Stock Fund. Notwithstanding the foregoing, a Participant may direct that any portion of his Account balance in which he has a fully vested interest and which has been invested in the Employer Stock Fund may be sold and the proceeds re-invested in any one or more of the other Investment Fund(s) established by the Investment Committee, as set forth below. The Investment Committee shall establish Investment Funds at such time as it may determine in its sole and absolute discretion. When Investment Funds are initially created, there shall be at least five (5) Investment Funds:"

         (3) Article VI, Section 6.5(c) is hereby amended to read as follows:

                 "(c)     Next, as of each Valuation Date for the Allocation
         Period preceding such Valuation Date, for each Participant who (i) was employed by an Employer or Related Employer on the Valuation Date (or failed to be so employed due to death, disability, or retirement), and
         (ii) authorized Employer Salary Reduction Contributions during such Allocation Period equal to at least one percent (1%) of such Participant's Considered Compensation during such Allocation Period, allocate, for the Allocation Period, to each such Participant's Employer Matching Contribution Account (or, pursuant to a special election by the Administration Committee under Section 2.1(d), Employer Salary Reduction Contribution Account) a portion of the total Employer Matching Contributions for such Plan Year equal to the Employer Matching Contribution made on behalf of such Participant for such Allocation Period pursuant to Section 4.1(b) hereof; provided that the amount allocated to the Employer Matching Contribution Account of a Highly Compensated Employee for a given Plan Year shall be subject to the limitations of Section 4.5 and to the election of the Administration Committee pursuant to Section 2.1(d)."


         (4) Article VII, Section 7.5, is hereby amended by replacing the table of vesting with the following:

                 "Years of Vesting Service                                   Percent Deemed Vested
                  ------------------------                                   ---------------------
                   Less than 1 year                                                      0%
                   1 year but less than 2                                                0%
                   2 years but less than 3                                              40%
                   3 years but less than 4                                              60%
                   4 years but less than 5                                              80%
                   5 years or more                                                     100%  "


         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising Amendment No. 6 to the Dell Computer Corporation 401(k) Plan, the Company has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this _____ day of _______________, 1995.





                                        DELL COMPUTER CORPORATION



                                        By:_____________________________________





ATTEST:


________________________________
                         (Title)

STATE OF TEXAS            )
                          )
COUNTY OF TRAVIS          )

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this _____ day of _______________, 1995, personally appeared ________________________, to me known to be the identical person who subscribed the name of DELL COMPUTER CORPORATION, as its ___________________, to the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such organization for the uses and purposes therein set forth.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, the day and year last above written.



                                        _________________________________
                                             Notary Public in and for
                                                the State of Texas

My Commission Expires:

_________________________